Exhibit 99.2

PORT AMERICA INDUSTRIAL PARK
718,000 SF INDUSTRIAL PARK - DALLAS, TX

# SUPPLEMENTAL INFORMATION

## FIRST QUARTER 2022

701 WESTERN AVENUE | GLENDALE, CA 91201 | 818.244.8080 | PSBUSINESSPARKS.COM | NYSE: PSB

First Quarter 2022 Supplemental Financial Reporting Package             2

Additional Information

Additional Information and Where to Find It
In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). This document is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov. In addition, the documents (when available) may be obtained free of charge by accessing the Investor Relations section of the Company’s website at https://ir.psbusinessparks.com or by contacting the Company’s Investor Relations by email at info@psbusinessparks.com.

Participants in the Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2022 annual meeting of stockholders, which was filed with the SEC on March 25, 2022, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 22, 2022 and in other documents filed by the Company with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions.
Forward-Looking Statements
When used within this supplemental information package, the words “may,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends,” and similar expressions are intended to identify “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results and performance of the Company to be materially different from those expressed or implied in the forward-looking statements, including but not limited to: (i) the duration and severity of the COVID-19 pandemic and its impact on our business and our customers; (ii) changes in general economic and business conditions, including as a result of the economic fallout of the COVID-19 pandemic; (iii) potential regulatory actions to close our facilities or limit our ability to evict delinquent customers; (iv) decreases in rental rates or increases in vacancy rates/failure to renew or replace expiring leases; (v) tenant defaults; (vi) the effect of the recent credit and financial market conditions; (vii) our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”); (viii) the economic health of our customers; (ix) the health of our officers and directors; (x) increases in operating costs; (xi) casualties to our properties not covered by insurance; (xii) the availability and cost of capital; (xiii) increases in interest rates and its effect on our stock price; (xiv) security breaches, including ransomware, or a failure of our networks, systems or technology which could adversely impact our operations or our business, customer and employee relationships or result in fraudulent payments; (xv) the impact of inflation; and (xvi) other factors discussed in the Company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K, and annual reports on Form 10-K.
First Quarter 2022 Supplemental Financial Reporting Package             3

Investor Company Summary

Executive Management Team

Stephen W. Wilson	President and Chief Executive Officer
Maria R. Hawthorne	Interim Chief Operating Officer
Adeel Khan	Chief Financial Officer and Corporate Secretary
Trenton Groves	SVP, Chief Accounting Officer
Board of Directors

Ronald L. Havner, Jr.	Chairman of the Board
Stephen W. Wilson	Director, President and Chief Executive Officer
Maria R. Hawthorne	Director, Interim Chief Operating Officer
Jennifer Holden Dunbar	Director
M. Christian Mitchell	Director
Irene H. Oh	Director
Kristy M. Pipes	Director
Gary E. Pruitt	Director
Robert S. Rollo	Director
Joseph D. Russell, Jr.	Director
Peter Schultz	Director

Investor Relations Information
Adeel Khan
T: 818.244.8080, Ext. 8975
akhan@psbusinessparks.com

Equity Research Coverage
FIRM	ANALYST	PHONE	EMAIL
Citi	Manny Korchman	212-816-1382	emmanuel.korchman@citi.com
Green Street Advisors	Vince Tibone	949-640-8780	vtibone@greenstreetadvisors.com
JP Morgan	Anthony Paolone	212-622-6682	anthony.paolone@jpmorgan.com
KeyBanc	Craig Mailman	917-368-2316	cmailman@key.com
Wells Fargo	Blaine Heck	443-263-6529	blaine.heck@wellsfargo.com
PS Business Parks, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding PS Business Parks, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of PS Business Parks, Inc. or its management. PS Business Parks, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

First Quarter 2022 Supplemental Financial Reporting Package             4

Company Overview As Of March 31, 2022

Company Overview
Total # of Properties	96

Total Square Feet	27,010,000

Total Occupancy (Period End)	95.5%

Same Park Occupancy (Period End)	95.9%

Same Park YTD GAAP NOI growth	7.7%

Same Park YTD Cash NOI growth	8.6%

(S&P/Moody's) (2) (3)	BBB+, BBB-/Baa2 (under review)

Net Debt to Total Combined Market Capitalization	n/a

Net Debt and Preferred Equity to Total Combined Market Capitalization	11.4%

Net Debt to Adjusted EBITDAre	2.8x

Multifamily
Average rent per unit	$2,123

Weighted average occupancy	95.0%

Period end occupancy	96.9%

Percent leased	97.0%

Economic Occupancy	89.9%

(2) S&P downgraded PSB to 'BBB+' and subsequently downgraded PSB's preferred stock to 'BBB-'. S&P placed all their ratings on PSB, including our 'BBB+' issuer credit rating, on CreditWatch with negative implications. The CreditWatch placement reflects that S&P could lower their ratings upon closing of the transaction, based on the pro forma capital structure and their view of the acquirer's aggressive financial policy. S&P no longer view PSB as being moderately strategic to Public Storage. Public Storage, which holds approximately 41% common equity interest in PSB, has agreed to Blackstone's acquisition bid. S&P previously considered PSB to be moderately strategic to Public Storage and, as such, S&P believed that Public Storage would provide support to PSB under a stress scenario. As a result, S&P applied a one-notch improvement to their standalone rating on PSB. The transaction changes S&P's view, such that they no longer expect Public Storage to support PSB under a hypothetical stress scenario. As a result, S&P downgraded PSB by one notch to 'BBB+'. S&P also lowered their ratings on PSB's preferred stock by one notch to 'BBB-', two notches below its issuer credit rating, in line with S&P's criteria.

(3) Moody’s Investors Service (“Moody’s”) has placed on review for downgrade the ratings of PS Business Parks, Inc. (PSB), including its Baa2 preferred stock rating and the (P)Baa1 senior unsecured shelf rating of its main operating subsidiary, PS Business Parks, L.P. The review for downgrade follows the announcement that the REIT, which owns a portfolio primarily comprised of multi-tenant industrial and flex properties, has entered into a definitive agreement by which affiliates of Blackstone Real Estate will acquire all of PSB’s outstanding shares in a transaction valued at about $7.6 billion. The review for downgrade reflects the likelihood that PSB’s credit profile will deteriorate under Blackstone’s ownership, with the potential for meaningfully higher leverage and secured debt levels that could result in a multi-notch downgrade of the REIT’s ratings, including crossing over to non-investment grade territory, upon transaction close.

First Quarter 2022 Supplemental Financial Reporting Package             5

Financial and Portfolio Highlights and Capitalization Data (unaudited, in thousands except share and per share data and portfolio statistics)

	Three Months Ended
	March 31, 2022	December 31, 2021	September 31, 2021	June 30, 2021	March 31, 2021
Financial Results:
Rental income	$112,840	$110,844	$110,448	$109,364	$108,047
Net income	$101,145	$357,009	$78,463	$70,050	$47,507
Net Operating Income (NOI) (1)	$78,726	$78,106	$77,357	$77,515	$74,829
Cash NOI (1)	$78,105	$77,641	$77,332	$77,813	$73,978
Core FFO (1)	$63,823	$63,485	$60,328	$61,816	$58,419
Core FFO per common stock - diluted (1)	$1.82	$1.81	$1.72	$1.77	$1.67
EBITDAre	$67,601	$74,224	$72,599	$73,503	$70,624
Dividend declared per share of common stock	$1.05	$1.05	$1.05	$1.05	$1.05
Portfolio Statistics:
Total square footage at period end (2)	27,010,000	27,010,000	26,869,000	26,151,000	26,151,000
Weighted average occupancy	95.5%	95.5%	94.7%	93.8%	93.2%
Period end Occupancy	95.5%	95.9%	95.5%	94.5%	93.6%
Rent Change - GAAP	23.4%	16.4%	15.4%	10.7%	16.4%
Rent Change - Cash	10.7%	6.1%	5.0%	3.1%	6.4%
Same Park Performance:
Same Park weighted average occupancy	96.0%	95.8%	94.9%	94.0%	93.3%
Same Park income per occupied square foot	$16.84	$16.60	$16.62	$16.40	$16.10
Same Park GAAP NOI growth (1) (3)	7.7%	8.9%	10.0%	11.4%	0.7%
Same Park Cash NOI growth (1) (3)	8.6%	8.1%	12.7%	16.2%	0.5%
Capitalization:
Total shares and units issued and outstanding at period end (4)	34,932,798	34,895,162	34,851,508	34,846,819	34,822,294
Total equity market capitalization	$5,871,505	$6,426,642	$5,462,625	$5,160,177	$5,382,830
Series W, X, Y and Z Preferred Stock (5)	$755,000	$755,000	$944,750	$944,750	$944,750
Total consolidated debt	$20,000	$32,000	$—	$—	$—
Unrestricted cash (6)	$(20,000)	$(27,074)	n/a	n/a	n/a
Total combined market capitalization (net debt plus equity)	$6,626,505	$7,186,568	$6,407,375	$6,104,927	$6,327,580
Ratios:
Net debt & preferred equity to total combined market capitalization	11.4%	10.6%	14.1%	13.8%	14.0%
Net debt to total combined market capitalization (6)	0.0%	0.1%	n/a	n/a	n/a
Ratio of EBITDAre to fixed charges and preferred distributions (7)	6.9x	6.9x	5.9x	6.0x	5.8x
Net debt and preferred equity to EBITDAre (8)	2.8x	2.6x	3.1x	2.8x	3.1x
(1)For definition/discussion of non-GAAP financial measures and reconciliations to their nearest GAAP equivalents, see the definitions section & reconciliation section beginning on page 29 and page 10 of this report, respectively.
(2)Excludes assets sold.
(3)Represents the quarter over quarter percentage change in NOI and Cash NOI for the Same Park Portfolio.
(4)Total shares and units issued and outstanding at period end is comprised of common stock and common operating partnership units.
(5)Series W Preferred Stock redeemed in November 2021.
(6)Unrestricted cash balance is $104.2 million as of March 31, 2022 Cash used for net debt calculation is $20.0 million or the current outstanding debt balance.
(7)For each period shown, ratio of total fixed charges to EBITDAre is calculated using the respective quarter’s annualized fixed charges divided by the respective quarter’s annualized EBITDAre.
(8)For each period shown, ratio of debt and preferred equity to EBITDAre is calculated using total net debt and preferred equity reported during the quarter divided by the respective quarter’s annualized EBITDAre.
First Quarter 2022 Supplemental Financial Reporting Package             6

Consolidated Balance Sheets (unaudited, in thousands)

	March 31, 2022	December 31, 2021
ASSETS

Cash and cash equivalents	$104,204	$27,074	(a)

Real estate facilities, at cost
Land	865,214	867,345
Buildings and improvements	2,244,104	2,239,137
	3,109,318	3,106,482
Accumulated depreciation	(1,197,811)	(1,178,397)
	1,911,507	1,928,085	(b)
Properties held for sale, net	—	33,609
Land and building held for development, net	97,212	78,990
	2,008,719	2,040,684
Rent receivable	2,988	1,621
Deferred rent receivable	37,484	37,581	(c)
Other assets	13,176	16,262
Total assets	$2,166,571	$2,123,222	(d)

LIABILITIES AND EQUITY

Accrued and other liabilities	$95,509	$97,151	(e)
Credit facility	20,000	32,000
Total liabilities	115,509	129,151

Equity
PS Business Parks, Inc.’s stockholders’ equity
Preferred stock	755,000	755,000
Common stock	276	275
Paid-in capital	754,387	752,444	(f)
Accumulated earnings	270,243	226,737	(g)
Total PS Business Parks, Inc.’s stockholders’ equity	1,779,906	1,734,456
Noncontrolling interests	271,156	259,615
Total equity	2,051,062	1,994,071
Total liabilities and equity	$2,166,571	$2,123,222

See Appendix A for additional detail related to the tickmarks shown in the table above.

First Quarter 2022 Supplemental Financial Reporting Package             7

Consolidated Statements of Operations, Quarterly Results (unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Rental income	$112,840	$110,844	$110,448	$109,364	$108,047

Expenses:
Cost of operations	34,114	32,738	33,091	31,849	33,218
Depreciation and amortization	23,132	24,130	23,857	22,514	22,985
General and administrative (1)	11,324	4,728	5,148	4,799	4,382
Total operating expenses	68,570	61,596	62,096	59,162	60,585

Interest and other income	246	946	411	923	256
Interest and other expense (2)	(330)	(3,943)	(224)	(268)	(211)
Gain on sale of real estate facilities	56,959	310,758	29,924	19,193	—
Net income	101,145	357,009	78,463	70,050	47,507
Allocation to noncontrolling interests	(19,049)	(70,915)	(13,850)	(12,094)	(7,411)
Net income allocable to PS Business Parks, Inc.	82,096	286,094	64,613	57,956	40,096
Allocation to preferred stockholders	(9,580)	(10,485)	(12,046)	(12,047)	(12,046)
Preferred securities redemption charge	—	(6,434)	—	—	—
Allocation to restricted stock unit holders	(523)	(1,785)	(350)	(314)	(164)
Net income allocable to common stockholders	$71,993	$267,390	$52,217	$45,595	$27,886

Net income per share of common stock
Basic	$2.61	$9.70	$1.90	$1.66	$1.01
Diluted	$2.60	$9.66	$1.89	$1.65	$1.01

Weighted average common stock outstanding
Basic	27,607	27,565	27,543	27,531	27,495
Diluted	27,691	27,671	27,635	27,632	27,594

(1)General and administrative expense in Q1 22 includes the impact of a one-time cash payment of $6.7 million for RSUs to the former CEO less a $0.6 million reversal of stock compensation expense.
(2)Other expense includes $3.6 million related to state tax provision for the Three Months Ended December 31, 2021.

First Quarter 2022 Supplemental Financial Reporting Package             8

Consolidated Statements of Operations and EBITDAre, Quarterly Results (unaudited and in thousands, except per share amounts)

	Three Months Ended March 31,
	2022	2021
Rental income	$112,840	$108,047	(a)

Expenses
Cost of operations	34,114	33,218	(b)
Depreciation and amortization	23,132	22,985
General and administrative	11,324	4,382	(c)
Total operating expenses	68,570	60,585

Interest and other income	246	256	(d)
Interest and other expense	(330)	(211)	(e)
Gain on sale of real estate facilities	56,959	—
Net income	101,145	47,507
Allocation to noncontrolling interests	(19,049)	(7,411)
Net income allocable to PS Business Parks, Inc.	82,096	40,096
Allocation to preferred stockholders	(9,580)	(12,046)
Allocation to restricted stock unit holders	(523)	(164)
Net income allocable to common stockholders	$71,993	$27,886

Net income per share of common stock
Basic	$2.61	$1.01
Diluted	$2.60	$1.01
Weighted average common stock outstanding
Basic	27,607	27,495
Diluted	27,691	27,594

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE (EBITDAre) (1)
	Three Months Ended March 31,
	2022	2021		$ Change
Net income	$101,145	$47,507		$53,638
Net interest (income) expense	283	132		151
Depreciation and amortization	23,132	22,985		147
Gain on sale of real estate facilities and development rights	(56,959)	—		(56,959)
EBITDAre	$67,601	$70,624		$(3,023)

See Appendix B for additional detail related to the tickmarks shown in the table above.
(1) Refer to Page 29, Definitions and Non-GAAP Disclosures, for the definitions of EBITDAre.
First Quarter 2022 Supplemental Financial Reporting Package             9

Non-GAAP FFO, Core FFO and FAD Reconciliations (unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net income allocable to common stockholders	$71,993	$267,390	$52,217	$45,595	$27,886
Adjustments
Gain on sale of real estate facilities	(56,959)	(310,758)	(29,924)	(19,193)	—
Depreciation and amortization	23,132	24,130	23,857	22,514	22,985
Net income allocable to noncontrolling interests	19,049	70,915	13,850	12,094	7,411
Net income allocable to restricted stock unit holders	523	1,785	350	314	164
FFO allocated to joint venture partner	(23)	(11)	(22)	(18)	(27)
FFO allocable to diluted common stock and units (1)	57,715	53,451	60,328	61,306	58,419
CEO cash payment for RSUs net of reversal of stock compensation	6,108	—	—	—	—
Preferred securities redemption charge	—	6,434	—	—	—
Income tax expense	—	3,600	—	—	—
Maryland reincorporation costs	—	—	—	510	—
Core FFO allocable to diluted common stock and units (1)	$63,823	$63,485	$60,328	$61,816	$58,419

FAD
FFO allocable to diluted common stock and units (1)	$57,715	$53,451	$60,328	$61,306	$58,419
Adjustments:
Recurring capital improvements	(2,010)	(3,233)	(3,837)	(3,701)	(565)
Tenant improvements	(3,027)	(3,462)	(3,876)	(3,918)	(2,422)
Capitalized lease commissions	(1,304)	(3,274)	(1,995)	(1,439)	(1,784)
Total recurring capital expenditures for assets sold or held for sale	(8)	(117)	(471)	(394)	(634)
Total multifamily capital expenditures	—	(6)	—	(7)	—
Cash paid for taxes in lieu of stock upon vesting of restricted stock units	(931)	(260)	(478)	(5)	(3,197)
Preferred securities redemption charge	—	6,434	—	—	—
Non-cash rental income (2)	(1,157)	(857)	(453)	(183)	(1,307)
Non-cash stock compensation expense	940	2,073	2,341	2,301	1,780
FAD allocable to diluted common stock and units (1)	$50,218	$50,749	$51,559	$53,960	$50,290
Non-recurring property renovations (1)	(1,511)	(1,686)	(176)	(432)	(411)
Investment in multifamily development	(12,455)	(12,903)	(13,516)	(7,539)	(9,485)
Investment in industrial development	(3,796)	(1,223)	(165)	(93)	(1,123)
Total non-recurring capital expenditures	$(17,762)	$(15,812)	$(13,857)	$(8,064)	$(11,019)
Free cash available after non-recurring capital expenditures	$32,456	$34,937	$37,702	$45,896	$39,271
Total Distributions	$(36,892)	$(36,833)	$(36,793)	$(36,813)	$(36,724)
Retained cash (1)	$(4,436)	$(1,896)	$909	$9,083	$2,547
Weighted average outstanding
Common stock	27,607	27,565	27,543	27,531	27,495
Operating partnership units	7,305	7,305	7,305	7,305	7,305
Restricted stock units	45	46	33	32	47
Common stock equivalents	84	106	92	101	99
Total diluted common stock and units	35,041	35,022	34,973	34,969	34,946

FFO per share	$1.65	$1.53	$1.72	$1.75	$1.67
Core FFO per share	$1.82	$1.81	$1.72	$1.77	$1.67
FAD distribution payout ratio (3) (4)	73.5%	72.6%	71.4%	68.2%	73.0%
First Quarter 2022 Supplemental Financial Reporting Package             10

Non-GAAP FFO, Core FFO and FAD Reconciliations (cont'd) (unaudited and in thousands, except per share amounts)

	Three Months Ended March 31,
	2022	2021
Net income allocable to common stockholders	$71,993	$27,886
Adjustments
Gain on sale of real estate facilities	(56,959)	—
Depreciation and amortization	23,132	22,985
Net income allocable to noncontrolling interests	19,049	7,411
Net income allocable to restricted stock unit holders	523	164
FFO allocated to joint venture partner	(23)	(27)
FFO allocable to diluted common stock and units (1)	57,715	58,419
CEO cash payment for RSUs net of reversal of stock compensation	6,108	—
Core FFO allocable to diluted common stock and units (1)	$63,823	$58,419

FAD
FFO allocable to diluted common stock and units (1)	$57,715	$58,419
Adjustments:
Recurring capital improvements	(2,010)	(565)
Tenant improvements	(3,027)	(2,422)
Capitalized lease commissions	(1,304)	(1,784)
Total recurring capital expenditures for assets sold or held for sale	(8)	(634)
Cash paid for taxes in lieu of stock upon vesting of restricted stock units	(931)	(3,197)
Non-cash rental income (2)	(1,157)	(1,307)
Non-cash stock compensation expense	940	1,780
FAD allocable to diluted common stock and units (1)	$50,218	$50,290
Non-recurring capital expenditures
Non-recurring property renovations (1)	(1,511)	(411)
Investment in multifamily development	(12,455)	(9,485)
Investment in industrial development	(3,796)	(1,123)
Total non-recurring capital expenditures	$(17,762)	$(11,019)
Free cash available after non-recurring capital expenditures	$32,456	$39,271
Distributions
Distributions to common stockholders	$(29,010)	$(28,872)
Distributions to noncontrolling interests - common units	(7,671)	(7,671)
Distributions to restricted stock unit holders	(188)	(164)
Distributions to noncontrolling interests - joint venture	(23)	(17)
Total Distributions	(36,892)	(36,724)
Retained cash (1)	(4,436)	2,547
First Quarter 2022 Supplemental Financial Reporting Package             11

Non-GAAP FFO, Core FFO and FAD Reconciliations (cont'd) (unaudited and in thousands, except per share amounts)

	Three Months Ended March 31,
	2022	2021
Weighted average outstanding
Common stock	27,607	27,495
Operating partnership units	7,305	7,305
Restricted stock units	45	47
Common stock equivalents	84	99
Total diluted common stock and units	35,041	34,946

FFO per share	$1.65	$1.67
Core FFO per share	$1.82	$1.67
FAD distribution payout ratio (3) (4)	73.5%	73.0%

(1)	Refer to page 29, Definitions and Non-GAAP Disclosures, for the definition of FFO, Core FFO, FAD, Non-Recurring Property Renovations and Retained Cash.
(2)	Non-cash rental income includes amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursements, and lease incentives.
(3)
FAD distribution payout ratio is equal to total distributions to common stockholders, unit holders, restricted stock unit holders and our joint venture partner divided by FAD during the same reporting period.

(4)
For the three months ended December 31, 2021, the FAD distribution ratio excludes of $4.60 special dividend distributions to common stockholders, noncontrolling interest, and restricted stock unit holders.

First Quarter 2022 Supplemental Financial Reporting Package             12

NOI and Cash NOI (unaudited, in thousands)

	NET OPERATING INCOME			CASH NET OPERATING INCOME (2)
	Three Months Ended March 31,			Three Months Ended March 31,
	2022	2021	% Change	2022	2021	% Change
Rental income
Same Park (1) (3) (4) (5)	$105,014	$98,012	7.1%	$104,096	$96,638	7.7%
Non-Same Park (1)	3,348	1,246	168.7%	3,074	1,270	142.0%
Multifamily	2,369	2,327	1.8%	2,369	2,327	1.8%
Assets sold or held for sale	2,109	6,462	(67.4)%	2,144	6,505	(67.0)%
Total rental income	112,840	108,047	4.4%	111,683	106,740	4.6%
Cost of operations (1) (6)
Same Park (1)	30,900	29,175	5.9%	30,404	28,754	5.7%
Non-Same Park (1)	1,060	422	151.2%	1,035	417	148.2%
Multifamily	1,224	1,067	14.7%	1,224	1,067	14.7%
Assets sold or held for sale	930	2,554	(63.6)%	915	2,524	(63.7)%
Total cost of operations	34,114	33,218	2.7%	33,578	32,762	2.5%
Net operating income
Same Park (1)	74,114	68,837	7.7%	73,692	67,884	8.6%
Non-Same Park (1)	2,288	824	177.7%	2,039	853	139.0%
Multifamily	1,145	1,260	(9.1)%	1,145	1,260	(9.1)%
Assets sold or held for sale	1,179	3,908	(69.8)%	1,229	3,981	(69.1)%
Total net operating income	$78,726	$74,829	5.2%	$78,105	$73,978	5.6%

(1)Refer to page 29, Definition and Non-GAAP Disclosures, for the definitions of Same Park, Non-Same Park, and Cash Rental Income. See Appendix C for Same Park Cost of Operations table.
(2)Cash NOI excludes $0.5 million stock based compensation for the three months ended March 31, 2022 and 2021, respectively.
(3)Same Park rental income and Cash Rental Income include lease buyout income of $0.2 million and $0.4 million for the three months ended March 31, 2022 and 2021, respectively.
(4)Same Park rental income is presented net of (a) accounts receivable write-offs (recoveries) of $0.1 million and $0.0 million for the three months ended March 31, 2022 and 2021, respectively, and (b) deferred rent receivable write-offs of $0.0 million and $0.1 million for the three months ended March 31, 2022 and 2021, respectively.
(5)Same Park Cash Rental Income is presented net of (a) accounts receivable write-offs (recoveries) of $0.1 million and $0.0 million for the three months ended March 31, 2022 and 2021, respectively, and (b) rent deferrals and abatements $0.0 million and $0.3 million for the three months ended March 31, 2022 and 2021, respectively.
(6)Refer to Appendix B for a reconciliation of Cash Rental Income to rental income and Cost of Operations to Cost of Operations under Cash NOI as reported on our GAAP statements of income.

First Quarter 2022 Supplemental Financial Reporting Package             13

Same Park Cash NOI by Region and Type (1) (in thousands)

	Three Months Ended
	March 31, 2022				March 31, 2021				Period Change by Product Type			Total
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total	Industrial	Flex	Office	% Change
Cash NOI (1)
Northern California	$20,195	$2,156	$1,540	$23,891	$17,448	$1,982	$1,863	$21,293	15.7%	8.8%	(17.3)%	12.2%
Southern California	9,220	2,404	119	11,743	7,750	2,372	117	10,239	19.0%	1.3%	1.7%	14.7%
Dallas	2,277	1,377	n/a	3,654	1,963	1,160	n/a	3,123	16.0%	18.7%	n/a	17.0%
Austin	1,494	3,835	n/a	5,329	1,406	4,012	n/a	5,418	6.3%	(4.4)%	n/a	(1.6)%
Northern Virginia	3,771	3,562	5,199	12,532	3,416	3,631	5,398	12,445	10.4%	(1.9)%	(3.7)%	0.7%
South Florida	9,197	444	8	9,649	8,233	347	22	8,602	11.7%	28.0%	(63.6)%	12.2%
Seattle	2,436	1,283	74	3,793	2,219	1,344	65	3,628	9.8%	(4.5)%	13.8%	4.5%
Suburban Maryland	830	n/a	2,271	3,101	788	n/a	2,348	3,136	5.3%	n/a	(3.3)%	(1.1)%
Total	$49,420	$15,061	$9,211	$73,692	$43,223	$14,848	$9,813	$67,884	14.3%	1.4%	(6.1)%	8.6%
Percentage by Product Type	67.1%	20.4%	12.5%	100.0%	63.7%	21.9%	14.4%	100.0%

(1)Refer to page 29, Definitions and Non-GAAP Disclosures, for the definitions of Same Park and Cash NOI.
First Quarter 2022 Supplemental Financial Reporting Package             14

Capitalization Summary (unaudited and in thousands, except share and per share data)

	As of March 31, 2022			As of December 31, 2021
	Total	% Total Market Capitalization	Wtd Avg Rate	Total	% Total Market Capitalization	Wtd Avg Rate
Common Stock:
Common stock, $0.01 par value, 100,000,000 shares authorized, 27,627,443 and 27,589,807 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively	$4,643,621	70.1%		$5,081,215	70.7%
Common operating partnership units (7,305,355 units outstanding as of March 31, 2022 and December 31, 2021, respectively) (1)	1,227,884	18.5%		1,345,427	18.7%
Total common equity and operating partnership units (1)	$5,871,505	88.6%		$6,426,642	89.4%

Preferred Equity:
5.250% Series X preferred stock (9,200,000 depository shares outstanding) callable 9/21/22	230,000	3.5%		230,000	3.2%
5.200% Series Y preferred stock (8,000,000 depository shares outstanding) callable 12/7/22	200,000	3.0%		200,000	2.8%
4.875% Series Z preferred stock (13,000,000 depository shares outstanding) callable 11/4/24	325,000	4.9%		325,000	4.5%
Total preferred equity	$755,000	11.4%	5.08%	$755,000	10.5%	5.08%

Unsecured Debt:
Credit facility borrowing ($400.0 million at LIBOR + 0.70%)	$20,000	0.3%	0.82%	32,000	0.4%	0.80%
Unrestricted cash (2)	(20,000)	(0.3)%		(27,074)	(0.4)%
Net debt	$—	0.0%		$4,926	0.1%

Total net debt and preferred equity	$755,000	11.4%	4.97%	$759,926	10.6%	4.90%

Total implied market capitalization	$6,626,505	100.0%		$7,186,568	100.0%

Interest expense and related expenses (annualized) (3) (4)	$1,144			$1,000
Preferred distributions (annualized) (5)	38,320			41,940
Total fixed charges and preferred distributions (annualized)	$39,464			$42,940

Ratio of EBITDAre to fixed charges and preferred distributions (6)	6.9x			6.9x
Ratio of net debt and preferred equity to EBITDAre (7)	2.8x			2.6x

(1)Total common equity is calculated as the total number of common stock and operating partnership units outstanding multiplied by the Company’s closing share price at the end of each respective period. Closing share prices on
March 31, 2022 and December 31, 2021 were $168.08 and $184.17, respectively.
(2)Unrestricted cash balance is $104.2 million as of March 31, 2022. Cash used for net debt calculation is $20 million matching the debt balance as of March 31, 2022.
(3)Interest expense and related expenses includes facility fees associated with our unsecured credit facility.
(4)We annualized Interest expense and related charges for the three months ended March 31, 2022, in the amount of $286,000.
(5)We annualized preferred distributions for the three months ended March 31, 2022, in the amount of $9.6 million.
(6)For each period shown, ratio of total fixed charges to EBITDAre is calculated using the respective quarter’s annualized fixed charges divided by the respective quarter’s annualized EBITDAre.
(7)For each period shown, ratio of debt and preferred equity to EBITDAre is calculated using total net debt and preferred equity reported during the quarter divided by the respective quarter’s annualized EBITDAre.
First Quarter 2022 Supplemental Financial Reporting Package             15

Analysis of Capital Expenditures (unaudited and in thousands, except per square foot data)

	Three Months Ended March 31,
	2022	2021
Commercial Recurring Capital Expenditures (1)
Same Park
Capital improvements	$1,979	$559
Tenant improvements	2,328	2,373
Lease commissions	1,065	1,755
Total Same Park Recurring Capital Expenditures	$5,372	$4,687
Same Park Recurring Capital Expenditures as a percentage of Cash NOI	7.3%	6.9%

Non-Same Park
Capital improvements	31	6
Tenant improvements	699	49
Lease commissions	239	29
Total Non-Same Park Recurring Capital Expenditures	969	84
Non-Same Park Recurring Capital Expenditures as a percentage of Cash NOI	47.5%	9.8%

Total Recurring Capital Expenditures	6,341	4,771
Total Recurring Capital Expenditures as a percentage of Cash NOI	8.4%	6.9%

Assets sold or held for sale Recurring Capital Expenditures	8	634
Total commercial Recurring Capital Expenditures	6,349	5,405
Total Commercial Recurring Capital Expenditures as a percentage of Cash NOI	8.2%	7.4%

Non-recurring Property Renovations (1)	1,511	411
Total capital expenditures (excluding multifamily)	7,860	5,816
Total capital expenditures	$7,860	$5,816

Development costs (2)	$16,251	$10,608

(1)Refer to page 29, Definitions and Non-GAAP Disclosures, for the definitions of Recurring Capital Expenditures and Non-recurring Property Renovations.
(2)Development costs for the three months ended March 31, 2022 comprises Brentford ($9.6M), 212 Industrial Park ($3.3M), and Boca ($1.2M). See Developments page. We also have additional entitlement related costs for certain projects which comprise Colma Creek ($1.7M), Charlton ($0.3M), Overlake <($0.1M), and The Mile <($0.1M).
First Quarter 2022 Supplemental Financial Reporting Package             16

Portfolio Summary (unaudited)

PROPERTY INFORMATION
	Three Months Ended March 31,
	2022	2021	% Change
Total Portfolio (1)
Total square footage at period end	27,010,000	26,151,000	3.3%
Weighted average occupancy	95.5%	93.2%	2.3%
Period end occupancy	95.5%	93.6%	1.9%
Cash rental income per occupied square foot (2) (3)	$16.61	$16.11	3.1%
Industrial	$14.66	$13.84	5.9%
Flex	$20.21	$19.87	1.7%
Office	$24.88	$25.05	(0.7)%
Same Park Portfolio (2)
Total square footage at period end	25,749,000	25,749,000	—
Weighted average occupancy	96.0%	93.3%	2.7%
Period end occupancy	95.9%	93.8%	2.1%
Cash rental income per occupied square foot (2) (4)	$16.84	$16.10	4.6%
Industrial	$14.87	$13.79	7.8%
Flex	$20.21	$19.87	1.7%
Office	$24.88	$25.05	(0.7)%
Non-Same Park Portfolio (2)
Total square footage at period end	1,261,000	402,000	213.7%
Weighted average occupancy	86.4%	86.7%	(0.3)%
Period end occupancy	86.3%	77.8%	8.5%
Cash rental income per occupied square foot (2) (5)	$11.25	$16.83	(33.2)%
Industrial	$11.25	$16.83	(33.2)%
Multifamily Portfolio
Number of units	395	395	—
Weighted average occupancy	95.0%	94.2%	0.8%
Period end occupancy	96.9%	93.6%	3.3%
Average rent per unit (6)	$2,123	$2,021	5.0%

(1)Operating metrics for our multifamily asset are excluded from total portfolio operating metrics.
(2)Refer to page 29, Definitions and Non-GAAP Disclosures, for the definitions of Revenue per Occupied Square Foot, Same Park and Non-Same Park.
(3)Included in the calculation of Total Park revenue per occupied square foot is (a) lease buyout income of $0.3 million and $0.4 million for the three months ended March 31, 2022 and 2021, respectively, (b) accounts receivable write-offs (recoveries) of $0.1 million and $0.0 million for the three months ended March 31, 2022 and 2021, respectively, and (c) deferred rent receivable write-offs of $0.0 million and $0.1 million for the three months ended March 31, 2022 and 2021, respectively.
(4)Included in the calculation of Same Park revenue per occupied square foot is (a) lease buyout income of $0.2 million and $0.4 million for the three months ended March 31, 2022 and 2021, respectively, (b) accounts receivable write-offs (recoveries) of $0.1 million and $0.0 million for the three months ended March 31, 2022 and 2021, and (c) deferred rent receivable write-offs of $0.0 million and $0.1 million for the three months ended March 31, 2022 and 2021, respectively.
(5)Included in the calculation of Non-Same Park revenue per occupied square foot is (a) lease buyout income of $0.0 for both of the three months ended March 31, 2022 and 2021, (b) accounts receivable write-offs of $0.0 million and $0.0 for the three months ended March 31, 2022 and 2021, respectively, and (c) deferred rent receivable write-offs of $0.0 million for both of the three months ended March 31, 2022 and 2021.
(6)Average rent per unit is defined as the total potential monthly rental revenue (actual rent for occupied apartment units plus market rent for vacant apartment units) divided by the total number of rentable apartment units.
First Quarter 2022 Supplemental Financial Reporting Package             17

Total Portfolio Overview by Markets and Product Type (unaudited, in thousands)

Square Footage of Properties by Product Type as of March 31, 2022
Markets	Industrial	Flex	Office	Total	% of Total
Northern California	6,391	593	340	7,324	27.1%
Southern California	2,989	582	31	3,602	13.3%
Dallas	2,242	793	n/a	3,035	11.3%
Austin	755	1,208	n/a	1,963	7.3%
Northern Virginia	1,810	1,242	1,726	4,778	17.7%
South Florida	3,728	126	12	3,866	14.3%
Seattle	1,052	270	28	1,350	5.0%
Suburban Maryland	341	n/a	751	1,092	4.0%
Total	19,308	4,814	2,888	27,010	100.0%
Percentage by Product Type	71.5%	17.8%	10.7%	100.0%

Weighted Average Occupancy Rates by Product Type for the Three Months Ended March 31, 2022
Markets	Industrial	Flex	Office	Total
Northern California	99.2%	95.1%	71.1%	97.6%
Southern California	98.3%	95.0%	93.0%	97.8%
Dallas	94.9%	92.5%	n/a	94.3%
Austin	99.8%	90.7%	n/a	94.2%
Northern Virginia	91.2%	95.8%	87.2%	91.0%
South Florida	98.0%	97.0%	100.0%	98.0%
Seattle	97.5%	90.6%	65.0%	95.4%
Suburban Maryland	100.0%	n/a	88.6%	92.1%
Percentage by Product Type	97.5%	93.5%	85.6%	95.5%

First Quarter 2022 Supplemental Financial Reporting Package             18

Same Park Overview by Markets and Product Type (unaudited, in thousands)

Square Footage of Same Park Properties by Product Type as of March 31, 2022
Markets	Industrial	Flex	Office	Total	% of Total
Northern California	6,391	593	340	7,324	28.5%
Southern California	2,916	582	31	3,529	13.7%
Dallas	1,300	793	n/a	2,093	8.1%
Austin	755	1,208	n/a	1,963	7.6%
Northern Virginia	1,564	1,242	1,726	4,532	17.6%
South Florida	3,728	126	12	3,866	15.0%
Seattle	1,052	270	28	1,350	5.3%
Suburban Maryland	341	n/a	751	1,092	4.2%
Total	18,047	4,814	2,888	25,749	100.0%
Percentage by Product Type	70.1%	18.7%	11.2%	100.0%

Same Park Weighted Average Occupancy Rates by Product Type for the Three Months Ended March 31, 2022
Markets	Industrial	Flex	Office	Total
Northern California	99.2%	95.1%	71.1%	97.6%
Southern California	98.4%	95.0%	93.0%	97.8%
Dallas	93.1%	92.5%	n/a	92.9%
Austin	99.8%	90.7%	n/a	94.2%
Northern Virginia	99.1%	95.8%	87.2%	93.7%
South Florida	98.0%	97.0%	100.0%	98.0%
Seattle	97.5%	90.6%	65.0%	95.4%
Suburban Maryland	100.0%	n/a	88.6%	92.1%
Percentage by Product Type	98.3%	93.5%	85.6%	96.0%

First Quarter 2022 Supplemental Financial Reporting Package             19

Q1 2022 Production Statistics (unaudited)

	Total Portfolio Activity (1)
Industrial	Leasing Volume	Customer Retention	Transaction Costs per Executed Foot	Transaction Costs as a % of Rents (2)	Cash Rental Rate Change (2)	GAAP Rent Change (2)
Northern California	226,000	81.0%	$2.01	3.7%	14.5%	29.6%
Southern California	247,000	81.3%	1.94	4.3%	12.1%	23.4%
Dallas	158,000	52.3%	3.20	9.4%	14.0%	21.1%
Austin	28,000	0.0%	3.19	7.3%	19.9%	47.7%
Northern Virginia	192,000	97.4%	4.54	7.6%	6.7%	17.9%
South Florida	299,000	66.2%	1.36	2.7%	25.1%	51.0%
Seattle	45,000	71.9%	1.80	3.1%	18.4%	37.7%
Suburban Maryland	9,000	100.0%	1.09	3.3%	-1.6%	0.5%
Industrial Totals by Market	1,204,000	74.1%	$2.41	4.9%	15.4%	30.9%

Flex
Northern California	43,000	91.5%	$0.75	2.5%	6.4%	13.1%
Southern California	44,000	81.1%	4.88	7.6%	8.0%	20.4%
Dallas	51,000	79.0%	2.46	8.9%	7.8%	18.9%
Austin	108,000	90.3%	7.28	10.2%	5.1%	16.8%
Northern Virginia	34,000	53.0%	3.74	9.9%	-0.9%	0.4%
South Florida	6,000	58.5%	2.10	3.0%	16.6%	34.1%
Seattle	32,000	51.1%	2.80	6.5%	7.7%	16.8%
Flex Totals by Market	318,000	75.4%	$4.36	8.5%	5.9%	15.6%

Office
Northern California	19,000	91.7%	$0.04	0.1%	-6.6%	-5.8%
Southern California	1,000	30.9%	—	—	1.0%	9.0%
Northern Virginia	85,000	69.1%	9.97	16.8%	-8.4%	1.1%
Seattle	1,000	100.0%	—	—	6.2%	15.3%
Suburban Maryland	22,000	76.2%	8.15	23.8%	-1.3%	4.0%
Office Totals by Market	128,000	72.3%	$8.00	15.1%	-6.8%	-0.1%

Company Totals by Type	1,650,000	74.2%	$3.22	6.4%	10.7%	23.4%

(1)Average lease term for leases executed during the quarter-ended March 31, 2022 was 3.5 years.
(2)Refer to page 29, Definitions and Non-GAAP Disclosures, for the definitions of Transaction Costs as a Percentage of Rents, Cash Rental Rate Change, and GAAP Rent Change.
First Quarter 2022 Supplemental Financial Reporting Package             20

Lease Expirations by Type (unaudited, in thousands)

Lease Expirations - Total Portfolio
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% Total	% of Total Annualized Rental Income
2022	4,227	$74,554	16.2%	16.2%
2023	6,169	105,479	22.9%	22.9%
2024	5,159	92,695	20.1%	20.1%
2025	3,931	71,604	15.5%	15.5%
2026	2,508	45,027	9.7%	9.7%
Thereafter	3,851	71,996	15.6%	15.6%
Total	25,845	$461,355	100.0%	100.0%

Lease Expirations - Industrial
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Industrial	% of Total Annualized Rental Income
2022	2,808	$41,965	14.1%	9.1%
2023	4,401	65,477	22.0%	14.2%
2024	3,634	58,191	19.6%	12.6%
2025	2,869	44,807	15.1%	9.7%
2026	1,859	29,555	9.9%	6.4%
Thereafter	3,289	57,073	19.3%	12.4%
Total	18,860	$297,068	100.0%	64.4%

Lease Expirations - Flex
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Flex	% of Total Annualized Rental Income
2022	911	$19,977	20.6%	4.4%
2023	1,095	22,350	23.1%	4.9%
2024	1,014	21,106	21.8%	4.6%
2025	716	16,175	16.7%	3.5%
2026	366	7,544	7.8%	1.6%
Thereafter	399	9,708	10.0%	2.1%
Total	4,501	$96,860	100.0%	21.1%

Lease Expirations - Office
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Office	% of Total Annualized Rental Income
2022	508	$12,612	18.6%	2.7%
2023	673	17,652	26.2%	3.8%
2024	511	13,398	19.9%	2.9%
2025	346	10,622	15.8%	2.3%
2026	283	7,928	11.8%	1.7%
Thereafter	163	5,215	7.7%	1.1%
Total	2,484	$67,427	100.0%	14.5%

(1)Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

First Quarter 2022 Supplemental Financial Reporting Package             21

Industry Concentration and Top Ten Customers (unaudited and dollars in thousands)

## INDUSTRY CONCENTRATION[1]

Business services
23.8%
Logistics
15.0%
Other
11.6%
Technology
9.8%
Retail, food & automotive
8.6%
Construction & engineering
8.1%
Health services
6.6%
Government
5.2%
Electronics
2.8%
Home furnishings
2.3%
Insurance & financial services
2.0%
Aerospace/defense
1.8%
Communications
1.6%
Education
0.8%

## TOP 10 CUSTOMERS[2]

| Rank | Customer | Square Feet | % |
|---|---|---|---|
| #1 | US GOVERNMENT | 465,000 SF | 2.6% |
| #2 | AMAZON | 543,000 SF | 1.6% |
| #3 | KZ KITCHEN | 370,000 SF | 1.3% |
| #4 | LUMINEX | 199,000 SF | 1.0% |
| #5 | ECS FEDERAL | 143,000 SF | 0.8% |
| #6 | LOCKHEED MARTIN | 124,000 SF | 0.6% |
| #7 | APPLIED MATERIALS | 173,000 SF | 0.6% |
| #8 | CENTRALCOLO | 96,000 SF | 0.6% |
| #9 | GREAT WAY TRADING | 177,000 SF | 0.5% |
| #10 | COSTCO-INNOVEL | 180,000 SF | 0.4% |

(1)Industry concentration is categorized based on customers’ Standard Industrial Classification Code.
(2)For leases expiring within one year, annualized rental income includes only the income to be received under the existing lease from January 1, 2022 through the respective date of expiration.
First Quarter 2022 Supplemental Financial Reporting Package             22

Industrial and Multifamily Development Projects (unaudited, in thousands, except SF, No of Apt Homes, and Avg. Rent Per Home)

Industrial

Property Name	Location	New Bldg. SF (1)	Construction Start	Construction Complete (2)	Estimated Stabilization (2)	Land Cost (3)	Project Cost	Total Investment	Estimated Stabilized Cash NOI	Estimated Stabilized Cash Yield
Under Construction
Boca	Boca Raton, FL	17,235	4Q21	4Q22	4Q23	$616	$4,200	$4,816	$290	6.0%
212 Industrial Park	Kent, WA	83,152	4Q21	4Q22	3Q23	1,515	16,000	17,515	956	5.5%
Total/Wgt. Avg. Under Construction		100,387				$2,131	$20,200	$22,331	$1,246	5.6%
______________________
1 New Bldg. SF relates to new development SF (Parking lot building..etc.), New Building SF not included in Portfolio SF as of March 31, 2022.
2 Refer to page 29, Definition and Non-GAAP Disclosures, for the definition of Stabilization.
3 Land cost - Proration of the historical land basis for the overall project.

MultiFamily

Development Name	Location	No. of Apt. Homes	Net Rentable SF (1)	Construction Start	Construction Complete (2)	Initial Occupancy.(2)	Estimated Stabilization (3)	Land Cost (4)	Project Cost	Total Investment	Avg. Rent Per Home	Estimated Stabilized Cash NOI (3)	Estimated Stabilized Cash Yield (3)
Under Construction
Brentford	McLean, VA	411	372,215	3Q20	1Q23	3Q22	1Q25	$18.495	$110,000	$128,500	$2,543	TBD	TBD
Total/Wtd. Avg. Under Construction		411	372,215					$18.495	$110,000	$128,500	$2,543	TBD	TBD

1 Net Rentable SF not included in Portfolio SF as of March 31, 2022.
2 Refer to page 29, Definition and Non-GAAP Disclosures, for the definition of Stabilization.
3 Construction is completed in stages. Initial Occupancy may begin as each stage is completed. Estimated stabilized cash NOI will be presented when initial occupancy is at 50%.
4 Market value of contributed parcel of land at the start of construction/project approval.

First Quarter 2022 Supplemental Financial Reporting Package             23

Appendix A - Select Consolidated Balance Sheets Variance Detail (unaudited and dollars in thousands)

(a)	Change in cash and cash equivalents
	Beginning cash balance at December 31, 2021			$27,074
	Net cash provided by operating activities			66,555
	Net cash provided by investing activities			67,796
	Net cash used in financing activities			(57,221)
	Ending cash balance at March 31, 2022			$104,204

(b)	Change in real estate facilities, at cost
	Beginning balance at December 31, 2021			$1,928,085
	Recurring capital improvements			2,015
	Tenant improvements, gross			3,035
	Capitalized lease commissions			1,307
	Nonrecurring capital improvements			1,511
	Depreciation and amortization of real estate facilities			(22,308)
	Transfer to land and building held for development, net			(2,131)
	Transfer to properties held for sale, net			(7)
	Ending balance at March 31, 2022			$1,911,507

				Increase
(c)	Change in rent receivable	March 31, 2022	December 31, 2021	(Decrease)
	Non-government customers	$2,381	$1,186	$1,195
	U.S. Government customers	607	435	172
		$2,988	$1,621	$1,367

				Increase
(d)	Change in other assets	March 31, 2022	December 31, 2021	(Decrease)
	Lease intangible assets, net	$7,558	$8,555	$(997)
	Prepaid property taxes and insurance	1,769	3,439	(1,670)
	Other	3,849	4,268	(419)
		$13,176	$16,262	$(3,086)

				Increase
(e)	Change in accrued and other liabilities	March 31, 2022	December 31, 2021	(Decrease)
	Customer security deposits	$42,944	$42,027	$917
	Accrued property taxes	12,683	13,289	(606)
	Customer prepaid rent	12,569	14,232	(1,663)
	Lease intangible liabilities, net	5,687	6,330	(643)
	Accrued tax liability	3,600	3,600	—
	Other	18,026	17,673	353
		$95,509	$97,151	$(1,642)

(f)	Change in paid-in capital
	Beginning paid-in capital at December 31, 2021			$752,444
	Exercise of stock options			2,101
	Stock compensation expense, net			773
	Cash paid for taxes in lieu of stock upon vesting of restricted stock units			(931)
	Ending paid-in capital at March 31, 2022			$754,387

(g)	Change in accumulated earnings
	Beginning accumulated earnings at December 31, 2021			$226,737
	Net income			82,096
	Distributions to preferred stockholders			(9,580)
	Distributions to common stockholders			(29,010)
	Ending accumulated earnings at March 31, 2022			$270,243
First Quarter 2022 Supplemental Financial Reporting Package             24

Appendix B - Consolidated Statements of Operations, Quarter-to-Date (unaudited and in thousands, except per share amounts)

		Three Months Ended March 31,		Increase (Decrease)
		2022	2021
(a)	Rental income:
	Same Park (1) (2)	$104,096	$96,638	$7,458
	Same Park non-cash rental income (1) (3)	918	1,374	(456)
	Non-Same Park (1) (2)	3,074	1,270	1,804
	Non-Same Park non-cash rental income (1) (3)	274	(24)	298
	Multifamily	2,369	2,327	42
	Rental income from assets sold or held for sale (4)	2,109	6,462	(4,353)
		$112,840	$108,047	$4,793

(b)	Cost of operations:
	Same Park (1)	$30,404	$28,754	1,650
	Same Park non-cash expense (1) (5)	496	421	75
	Non-Same Park (1)	1,035	417	618
	Non-Same Park non-cash expense (1) (5)	25	5	20
	Multifamily	1,224	1,067	157
	Operating expenses from assets sold or held for sale (4)	930	2,554	(1,624)
		$34,114	$33,218	$896

(c)	General and administrative expenses:
	Compensation expense (6)	$9,286	$1,643	$7,643
	Stock compensation expense (7)	404	1,324	(920)
	Professional fees and other	1,634	1,415	219
		$11,324	$4,382	$6,942

(d)	Interest and other income:
	Management fee income	$57	$68	$(11)
	Interest income	3	4	(1)
	Other income	186	184	2
		$246	$256	$(10)

(e)	Interest and other expense:
	Interest expense and credit facility fee (8)	$(140)	$(58)	$(82)
	Amortization of credit facility origination costs	(146)	(78)	(68)
	Other expense	(44)	(75)	31
		$(330)	$(211)	$(119)

(1)Refer to page 29, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Non-Same Park, Non-cash rental income, Assets Sold in 2022 and Assets Sold 2021.
(2)Same Park Cash Rental Income is presented net of (a) accounts receivable write-offs (recoveries) of $0.1 million and $0.0 million for the three months ended March 31, 2022 and 2021, respectively, and (b) rent deferrals and abatements $0.0 million and $0.3 million for the three months ended March 31, 2022 and 2021, respectively. Non-Same Park rental income is presented net of (a) accounts receivable write-offs and (b) rent deferrals and abatements of $0.0 million for each of the three months ended March 31, 2022 and 2021.
(3)Same Park non-cash rental income is presented net of deferred rent receivable write-offs of $0.0 and $0.1 million for the three months ended March 31, 2022 and 2021, respectively. Non-Same Park non-cash rental income is presented net of deferred rent receivable write-offs of $0.0 million for each of the three months ended March 31, 2022 and 2021.
(4)Amounts shown for the three months ended March 31, 2022 and 2021 include operating results attributable the Assets Sold in 2022 and Assets Sold in 2021.
(5)Non-cash expense represents stock compensation expense attributable to employees whose compensation expense is recorded in costs of operations.
(6)Compensation expense includes a one-time cash payment of $6.7 million to the former CEO in accordance with his separation agreement.
(7)Stock compensation expense includes $0.6 million related to the reversal of stock compensation for the unvested former CEO shares net of dividend forfeiture expense.
(8)Interest expense was $0.03 million and $0 for the three months ended March 31, 2022 and 2021, respectively.
First Quarter 2022 Supplemental Financial Reporting Package             25

Appendix C - Same Park Cost of Operations (unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021	% Change
Cost of operations
Property taxes	$11,788	$11,197	5.3%
Utilities	4,637	4,417	5.0%
Repairs and maintenance	5,679	5,244	8.3%
Compensation	5,168	4,559	13.4%
Snow removal	846	1,002	(15.6)%
Property insurance	1,268	1,167	8.7%
Other expenses	1,514	1,589	(4.7)%
Total Cash Cost of Operations	30,900	29,175	5.9%
Less: Non-cash stock based compensation in operating costs	(496)	(421)	17.8%
Total Cash Cost of Operations	$30,404	$28,754	5.7%

First Quarter 2022 Supplemental Financial Reporting Package             26

Appendix D - Lease Expiration by Market (unaudited, in thousands)

Lease Expirations - Northern California
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of No. CA	% of Total Annualized Rental Income
2022	800	$16,688	12.4%	3.6%
2023	1,409	27,123	20.2%	5.9%
2024	1,317	24,575	18.3%	5.3%
2025	954	16,098	12.0%	3.5%
2026	992	18,631	13.9%	4.0%
Thereafter	1,664	31,225	23.2%	6.8%
Total	7,136	$134,340	100.0%	29.1%

Lease Expirations - Southern California
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of So. CA	% of Total Annualized Rental Income
2022	670	$13,206	18.9%	2.9%
2023	885	17,265	24.7%	3.8%
2024	740	15,656	22.4%	3.4%
2025	499	9,938	14.2%	2.2%
2026	179	3,465	5.0%	0.7%
Thereafter	557	10,339	14.8%	2.2%
Total	3,530	$69,869	100.0%	15.2%

Lease Expirations - Dallas
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Dallas	% of Total Annualized Rental Income
2022	586	$7,063	20.9%	1.5%
2023	818	9,266	27.4%	2.0%
2024	550	6,760	20.0%	1.5%
2025	337	4,069	12.1%	0.9%
2026	405	4,511	13.4%	1.0%
Thereafter	155	2,085	6.2%	0.5%
Total	2,851	$33,754	100.0%	7.4%

Lease Expirations - Austin
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Austin	% of Total Annualized Rental Income
2022	240	$5,241	13.6%	1.2%
2023	305	6,128	15.9%	1.3%
2024	396	8,880	23.0%	1.9%
2025	457	9,899	25.6%	2.0%
2026	120	2,934	7.6%	0.6%
Thereafter	341	5,527	14.3%	1.2%
Total	1,859	$38,609	100.0%	8.2%

(1)Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

First Quarter 2022 Supplemental Financial Reporting Package             27

Appendix D - Lease Expiration by Market (unaudited, in thousands)

Lease Expirations - Northern Virginia
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of No. VA	% of Total Annualized Rental Income

2022	838	$16,299	18.7%	3.5%
2023	876	16,573	19.0%	3.6%
2024	770	14,821	17.0%	3.2%
2025	856	18,311	21.0%	4.0%
2026	353	7,428	8.5%	1.6%
Thereafter	652	13,813	15.8%	3.0%
Total	4,345	$87,245	100.0%	18.9%

Lease Expirations - South Florida
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of So. FL	% of Total Annualized Rental Income

2022	758	$9,404	17.4%	2.0%
2023	1,102	14,891	27.6%	3.2%
2024	958	13,866	25.7%	3.0%
2025	525	7,574	14.0%	1.6%
2026	249	3,997	7.4%	0.9%
Thereafter	236	4,228	7.9%	0.9%
Total	3,828	$53,960	100.0%	11.6%

Lease Expirations - Suburban Maryland
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Sub. MD	% of Total Annualized Rental Income

2022	176	$3,257	15.1%	0.7%
2023	313	6,814	31.6%	1.5%
2024	156	3,514	16.3%	0.8%
2025	137	2,642	12.2%	0.6%
2026	95	2,383	11.1%	0.5%
Thereafter	132	2,954	13.7%	0.6%
Total	1,009	$21,564	100.0%	4.7%

Lease Expirations - Seattle
Year of Lease Expiration	Leased Square Footage	Annualized Rental Income (1)	% of Seattle	% of Total Annualized Rental Income

2022	159	$3,396	15.4%	0.8%
2023	461	7,419	33.7%	1.6%
2024	272	4,623	21.0%	1.0%
2025	166	3,073	14.0%	0.7%
2026	115	1,678	7.6%	0.4%
Thereafter	114	1,825	8.3%	0.4%
Total	1,287	$22,014	100.0%	4.9%

(1)Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

First Quarter 2022 Supplemental Financial Reporting Package             28

Definitions and Non-GAAP Disclosures
Provided within this supplemental information package are measures not defined in accordance with U.S. generally accepted accounting principles (“GAAP”). We believe our presentation of these non-GAAP measures assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. These non-GAAP measures discussed below are not substitutes of other measures of financial performance presented in accordance with GAAP. In addition, other real estate investment trusts (“REITs”) may compute these measures differently, so comparisons among REITs may not be helpful.
Assets sold or held for sale – Assets sold or held for sale represents
Assets Sold in 2022:
•702,000 square foot industrial-flex business park located in Irving, Texas – Sold in March 2022
Assets Sold in 2021:
•70,000 square foot industrial-flex building located in Irving, Texas – Sold in December 2021
•53,000 square foot industrial building located in Beltsville, Maryland – Sold in December 2021
•371,000 square foot industrial-flex business park located in San Diego, California – Sold in October 2021
•22,000 square foot industrial-flex building located in Irving, Texas – Sold in September 2021
•244,000 square foot office business park located in Herndon, Virginia – Sold in July 2021
•198,000 square foot office-oriented flex business park located in Chantilly, Virginia – Sold in June 2021
Cash NOI – We utilize cash NOI to evaluate the cash flow performance of our business parks. Cash NOI represents NOI adjusted to exclude non-cash items included in rental income and non-cash expenses. The non-cash rental income includes amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursements, and lease incentives. The non-cash expense is equal to stock compensation expense for employees whose compensation expense is recorded in GAAP cost of operations in the amount of $0.5 million.for each of the three months ended March 31, 2022 and 2021. We believe that cash NOI assists investors in analyzing cash flow performance of our business parks.
Cash Rental Income – Cash rental income represents rental income, excluding non-cash rental income, specifically amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursements, and lease incentives.
Cash Rental Income per Occupied Square Feet – Computed by dividing cash rental income for the period by weighted average occupied square feet. Cash rental income per occupied square feet for the three month period shown is annualized.
Cash Rental Rate Change – Cash rental rate change percentages are computed by taking the percentage difference between outgoing rents (including estimated expense recoveries) and incoming rents (including estimated expense recoveries) for leases executed during the period. Leases executed on spaces vacant for more than the preceding twelve months have been excluded.

First Quarter 2022 Supplemental Financial Reporting Package             29

Definitions and Non-GAAP Disclosures
Core Funds from Operations (Core FFO) – We calculate Core FFO by adjusting FFO, as defined below, excluding the impact of (i) charges related to the redemption of preferred stock and (ii) other nonrecurring income or expense items as appropriate. Management believes that Core FFO is a useful supplemental measure as it provides a more meaningful and consistent comparison of operating performance and allows investors to more easily compare the Company’s operating results. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of Core FFO as a measure of our performance is limited. Other REITs may not calculate Core FFO in a consistent manner. Accordingly, our Core FFO may not be comparable to other REITs’ Core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.
Cost of Operations under Cash NOI – Cash cost of operations represents cost of operations, excluding non-cash stock compensation expense for employees whose compensation expense is recorded in cost of operations in the amount of $0.5 million, for each of the three months ended March 31, 2022 and 2021, which can vary significantly period to period based upon the performance of the Company.
Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) – EBITDAre is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is often utilized to evaluate the performance of real estate companies. EBITDAre is calculated as GAAP net income before interest, depreciation and amortization and adjusted to exclude gains or losses from sales of depreciable real estate assets and impairment charges on real estate assets. We believe our presentation of EBITDAre assists investors and analysts in evaluating the operating performance of our business activities, including the impact of general and administrative expenses, and without the impact from gains or losses from sales of depreciable real estate assets.
Free Cash Available after Fixed Charges – Free cash available after fixed charges represents FAD less dividends and distributions.
Funds Available for Distribution (FAD) – FAD is a non-GAAP measure that represents FFO adjusted to (a) deduct recurring capital improvements that maintains the condition of our real estate, tenant improvements and lease commissions and (b) remove certain non-cash rental income or expenses such as amortization of deferred rent receivable and non-cash stock compensation expense, and (c) charges related to the redemption of preferred stock. We believe our presentation of FAD assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. FAD is not a substitute for GAAP net cash flow in evaluating our liquidity or ability to pay dividends, because they exclude investing and financing activities presented on our statements of cash flows. The GAAP measure most directly comparable to FAD is operating cash flow from our statements of cash flows.
Funds from Operations (FFO) – We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, gains (or losses) from sales of assets incidental to our business, impairment losses of depreciable operating property or assets incidental to our business, real estate related depreciation and amortization (excluding amortization of deferred financing costs and amortization of above/below-market lease intangibles) and after adjustments for unconsolidated joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to pay dividends. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. A reconciliation of net income, the nearest GAAP equivalent, to FFO is under the additional financial data section.
GAAP Rent Growth – Average net effective rent growth represents the weighted average percentage change in net effective rents for leases executed during a period compared against the prior leases for the same units. Net effective rent represents average rental payments for the term of a lease on a straight-line basis, against the ending lease rates on prior leases for the same units, excluding operating expense reimbursements.

First Quarter 2022 Supplemental Financial Reporting Package             30

Definitions and Non-GAAP Disclosures
Net Operating Income (NOI) – We utilize NOI, a non-GAAP financial measure, to evaluate the operating performance of our business parks. We define NOI as rental income less cost of operations. We believe NOI assists investors in analyzing the performance and value of our business parks by excluding (i) corporate overhead (i.e. general and administrative expenses) because it does not relate to the results of our business parks and (ii) depreciation and amortization expense because it does not accurately reflect changes in the fair value of our business parks.
Non-Recurring Property Renovations – Non-recurring property renovations represents renovations that substantially enhance the value and useful life of a property, including capitalized costs associated with repositioning of acquired assets.
Non-Same Park – Non-Same Park includes assets acquired on or subsequent to January 1, 2020.
Recurring Capital Expenditures – Recurring capital expenditures are capitalized costs necessary to continue to operate the property at its current economic value. Capital improvements in excess of $2,000 with a useful life greater than 24 months are capitalized. Lease transaction costs (i.e. tenant improvements and leasing commissions) of $1,000 or more for leases with terms greater than 12 months are capitalized. All leasing costs, including first generation tenant improvements and leasing commissions, are included in recurring capital expenditures.
Retained Cash – Retained cash represents free cash available after fixed charges less non-recurring property renovations and funds used for development and redevelopment.
Same Park – The Company believes that evaluation of the Same Park portfolio, defined as all properties owned and operated as of March 31, 2022 that were acquired prior to January 1, 2020, provides an informative view of how the Company’s portfolio has performed over comparable periods. As of March 31, 2022, the Same Park portfolio consisted of 25.7 million square feet, or 95.3% of the Company’s 27.0 million total square feet, excluding the Company’s 95.0% interest in a 395-unit multifamily property.
Transaction Costs as a Percentage of Rents – Transaction costs as a percentage of rents are computed by taking the total transaction costs divided by the total rents (including estimated expense recoveries) over the term of the lease.
First Quarter 2022 Supplemental Financial Reporting Package             31